Exhibit 10.1

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

This Second Amendment (this “Amendment”) to the Employment Agreement (the “Original Agreement”) dated as of the Start Date (as defined in the Original Agreement), as amended pursuant to that First Amendment to Employment Agreement dated October 15, 2021 (the “Amendment No. 1” and, with the Original Agreement, the “Agreement”), by and between Bionik Laboratories Corp., a Delaware corporation, and Richard Russo, is made as of the 6th day of October, 2022 (the “Effective Date”), by and between the Company and the Employee (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Original Agreement).

RECITALS

WHEREAS, the Company and the Employee are parties to the Agreement; and

WHEREAS, the Company and the Employee desire to amend the Agreement as more particularly set forth herein; and

WHEREAS, Section 6.6 of the Agreement provides, in part, that no amendment to the Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties thereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.        Amendments to Agreement.

(a)       Notwithstanding anything to the contrary in the Agreement, as of the Effective Date, the Employee’s Position shall be Chief Executive Officer and President and the Employee shall be the Company’s principal executive officer.

(b)       Section 1.3 of ARTICLE 1 – EMPLOYMENT AND DUTIES of the Agreement, is hereby amended to replace the first paragraph thereof with:

“Reporting and Duties. The Employee shall report to the Board of Directors of the Company (the “Board”). The Employee shall (a) perform all of the normal and customary duties, responsibilities and authorities customarily accorded to, and expected and required of the Position, including those duties, responsibilities and authorities as may be reasonably designated by the Board from time to time and as provided in the Company’s by-laws, (b) provide to the Company such personal information as is necessary and appropriate for the Company to satisfy its reporting obligations under applicable United States securities laws and stock exchange rules and requirements and (c) certify the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of the Company, and all other required filings, pursuant to Rule 13a-14(a) or 15d-14(a), and Rule 13a-14(b) or 15d-14(b), in each case promulgated under the United States Securities Exchange Act of 1934, as amended (collectively, the “Duties”). For so long as the Employee is in the Position, the Company shall nominate the Employee to the Board.”

(c)       Section 2.1 of ARTICLE 2 – COMPENSATION of the Agreement, is hereby amended to replace “annual base salary of Two Hundred Sixty Five Thousand Dollars ($265,000)” with “annual base salary of Three Hundred Twenty Five Thousand Dollars ($325,000)”.

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(d)       Section 2.3 of ARTICLE 2 - COMPENSATION of the Agreement, is hereby amended to replace (i) “40%” with “50%” and (ii) “CEO” with “the Board”.

2.       Miscellaneous.

(a)                Except as expressly set forth herein, the Agreement shall remain in full force and effect.

(b)                The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment.

(c)                This Amendment, together with the Agreement, contain the entire agreement between the Company and the Employee with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

(d)                This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Fax and electronic signatures shall be deemed originals for all purposes hereof.

(e)                This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

[Remainder Of This Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the day and year first written above.

COMPANY:

Bionik Laboratories Corp.

By:	/s/ Rich Russo Jr.
Name:	Rich Russo Jr.
Title:	President & CEO

EMPLOYEE:

/s/ Rich Russo Jr.
Richard Russo Jr.

[SIGNATURE PAGE TO AMENDMENT NO. 2]

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